PRC CONTRIBUTION AND PROFIT APPROPRIATION (Schedule of Appropriations to General Reserve Fund, Statutory Surplus Reserve and Education Development Reserve) (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2017 CNY (¥)	Dec. 31, 2017 USD ($)	Dec. 31, 2016 CNY (¥)
Appropriation to statutory reserve
General and statutory surplus reserve	¥ 17,348		¥ 59,309
Education development reserve	2,688		21,698
Total	¥ 20,036	$ 3,079	¥ 81,007